--------------------------------------------------------------------------------



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the quarter ended June 30, 1999.

THE MARKET ENVIRONMENT
High yield bonds outperformed most other fixed income markets during the June quarter and year-to-date. In the second quarter, the Lehman Brothers High Yield Bond Index (the "Index") returned +0.34% compared to -0.88% for the Lehman Brothers Aggregate Bond Index. For the first six months, high yield returns were +2.20% versus -1.37% for the Lehman Brothers Aggregate Bond Index. Treasury yields increased 57 basis points in the second quarter over concerns the Federal Reserve Board (the "Fed") would raise interest rates. These fears negatively impacted double-B's and longer duration issues. Yields on high yield bonds rose 15 basis points to about 10.50%, however, spreads tightened by 40 basis points, contributing to the strong relative performance. New issuances increased sharply ($34 billion in the second quarter versus $28 billion in the first quarter) while mutual fund inflows dropped dramatically ($200 million in the second quarter versus $3.4 billion in the first quarter).

The best-performing industry sectors were energy, financial and basic industries while the utilities and telecommunications sectors were the laggards. Single B's outperformed double B's, triple C's outperformed Single B's and deferred coupon issues modestly outperformed cash pay coupon issues.

FUND ACTIVITY
Portfolio activity in the June quarter centered on enhancing the fund's liquidity by increasing holdings in large issues of big capitalization companies and reducing exposure to small, less liquid credits. For example, we purchased new issues in AES Corp., AVIS Rent-A-Car, Jo-Ann Stores and Premier Parks. Fund positions in small size issues of Bell Sports, Diamond Brands, Statia Terminals and Windmere Durable were sold. We added selectively to our foreign corporate bond holdings such as Alestra, Multicanal and Indah Kiat, to increase the Fund's participation in the ongoing recovery in emerging markets. Finally, we maintained the overweighting in single B and lower quality credits as that sector showed good relative performance in the first half.

Overall, the Fund remains broadly diversified and is invested in the issues of 122 companies at quarter-end. The top three industry categories as a percentage of net assets are: Telecommunications (25.5%), Entertainment (15.0%), and Containers & Paper (14.2%). The average maturity of the Fund's holdings is 7.7 years; its average credit quality is still B.

Borrowing under the Fund's line of credit has been maintained below 33% of assets during this reporting period. On June 30, 1999 borrowings were at approximately 27% of assets.

FUND PERFORMANCE
CIGNA High Income Shares' performance was ahead of its benchmark in the second quarter and first half of 1999. Based on net asset value, the Fund returned 2.41% in the June quarter and 4.39% year-to-date. These returns exceeded the Lehman Brothers High Yield Bond Index returns of 0.34% and 2.20%, respectively. For the trailing twelve months, the Fund's return lagged its benchmark, -8.44% versus -0.38%. Returns based on the market value of the Fund's shares traded on the New York Stock Exchange were 2.89%, 7.70% and 1.24% for the quarter, year-to-date and the last 12 months, respectively. (Fund returns assume reinvestment of all dividends and are net of all expenses; the Index returns do not include expenses.) The Fund's performance continued to benefit from the ongoing price recovery in emerging market debt, driven by the improving international outlook. The Fund's overweighting in single B and lower rated issues also helped performance as those sectors exceeded the returns in the higher quality sectors. Finally, the Fund's large weighting in the gaming, basic industries and technology sectors also contributed to the positive results.

OUTLOOK
The current outlook for the high yield market is cautious. The U.S. economy is maintaining its strength, inflation is staying low and corporate profit growth is exceeding earlier estimates, all of which is positive for the high yield market. However, despite the Fed's recent announcement rescinding its "bias to tighten" stance, interest rates could still rise later this year if the economic data indicate inflationary pressures are building. As year-end approaches, Y2K concerns may prompt an acceleration of new issuance volume from the fourth quarter into the third. Cash flows into the high yield market have slowed recently, which in combination with Y2K concerns may lead to higher yields and a widening in quality spreads during the summer months. Trading liquidity still remains an issue and is not expected to improve in the near future.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde,
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1999 (Unaudited)   2


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
BONDS AND NOTES - 133.1%
AUTO AND TRUCK - 2.2%
Advanced Accessory System L.L.C.,
     9.75%, 2007                            $ 1,700        $ 1,539
Collins & Aikman Products Co.,
    11.50%, 2006                              5,500          5,555
                                                      -------------
                                                             7,094
                                                      -------------

BROADCASTING & MEDIA - 5.9%
American Lawyer Media, Inc.,
    9.75%, 2007                               2,000          2,000
American Media Operations,
    10.25%, 2009 (144A security acquired
    April 1999 for $1,375,000)**              1,375          1,389
Echostar DBS Corp., 9.375%, 2009
    (144A security acquired Jan &
    Feb 1999 for $4,057,500)**                4,000          4,080
Grupo Televisa, S.A., 11.875%, 2006           1,500          1,508
Innova S DE R.L., 12.875%, 2007               8,000          6,400
Lodgenet Entertainment Corp.,
      10.25%, 2006                            3,500          3,544
                                                      -------------
                                                            18,921
                                                      -------------

CABLE TV - 2.6%
Multicanal, S.A.,
     10.5%, 2007                              4,000          3,240
     13.125%, 2009 Series E (144A
    security acquired April 1999
     for $2,452,981)**                        2,450          2,272
Supercanal Holdings S.A., 11.5%, 2005
     (144A security acquired May 1998
     for $5,515,375)** +                      5,500          2,860
                                                      -------------
                                                             8,372
                                                      -------------

CHEMICALS - 2.4%
Brunner Mond Group PLC,
    11%, 2008                               $ 3,000        $ 1,800
Great Lakes Carbon Corp.,
    10.25%, 2008                              2,500          2,463
Huntsman ICI Chemicals, Inc.,
    10.125%, 2009 (144A security
    acquired June 1999 for
    $3,000,000)**                             3,500          3,531
                                                      -------------
                                                             7,794
                                                      -------------

CONSUMER PRODUCTS & SERVICES - 7.9%
Anchor Advanced Products, Inc.,
     11.75%, 2004                             2,250          2,306
Carson, Inc., 10.375%, 2007                   3,250          2,437
Desa International, Inc., 9.875%, 2007        2,750          2,145
Drypers Corp., 10.25%, 2007                   4,000          3,160
Moll Industries, Inc., 10.5%, 2008            3,260          2,901
Revlon Consumer Products Corp.,
     9%, 2006                                 3,000          2,963
Samsonite Corp., 10.75%, 2008                 3,850          3,099

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - (CONTINUED)
Sealy Mattress Co., 9.875%, 2007              3,500          3,430
United Industries Corp.,
     9.875%, 2009 (144A security acquired
     March 1999 for $3,093,500)**             3,050          2,753
                                                      -------------
                                                            25,194
                                                      -------------

CONTAINERS AND PAPER - 14.2%
Gaylord Container Corp.,
     9.875%, 2008                             6,000          5,340
Grupo Industrial Durango, S.A.,
    12.625%, 2003                             4,500          4,275
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 8,000          5,520
Indesco International, Inc.,
     9.75%, 2008                              3,900          2,847

CONTAINERS AND PAPER (CONTINUED)
Millar Western Forest Products, Inc.,
    9.875%, 2008                            $ 5,000        $ 4,837
Packaging Corp., 9.625%, 2009
    (144A security acquired April
    1999 for $5,107,094)**                    5,000          5,075
Pindo Deli Finance Mauritius Ltd.,

    10.75%, 2007                              5,300          3,631
Riverwood International Corp.,
    10.625%, 2007                             5,500          4,850
    10.875%, 2008                             5,000          5,637
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 4,950          3,539
                                                      -------------
                                                            45,551
                                                      -------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 8.6%
Amkor Technology, Inc.,
     9.25%, 2006 (144A security acquired
       May 1999 for $1,493,125)**             1,500          1,470
     10.5%, 2009 (144A security acquired
       May 1999 for $3,400,000)**             3,400          3,264
Dictaphone Corp., 11.75%, 2005                4,530          2,492
Fairchild Semiconductor Corp.,
     10.125%, 2007                            2,625          2,553
     10.375%, 2007 (144A security acquired
       March 1999 for $2,000,000)**           2,000          1,960
International Wire Group, Inc.,
    11.75%, 2005,                             2,500          2,600
MCMS, Inc.,
    9.75%, 2008                               3,000          1,650
Telex Communications, Inc.,
    10.5%, 2007                               6,000          4,560
Viasystems, Inc.,
    9.75%, 2007                               6,000          5,250
    9.75%, 2007, Series B                     2,000          1,750
                                                      -------------
                                                            27,549
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1999 (Unaudited)
(Continued)                                                                    3

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
ENTERTAINMENT - 15.0%
Alliance Gaming Corp., 10%, 2007            $ 5,000        $ 3,550
American Skiing Co., 12%, 2006                5,250          4,043
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          3,740
Boyd Gaming Corp.
     9.50%, 2007                              4,000          3,960
Casino Magic of Louisiana Corp.,
    13%, 2003                                 4,750          5,445
Hollywood Park, Inc., 9.25%, 2007             3,325          3,267
Isle Capri Casinos, Inc., 8.75%, 2009
    (144A security acquired April 1999
     for $2,649,062)**                        2,650          2,484
Mohegan Tribal Gaming Authority,
    8.75%, 2009                               3,000          2,955
Premier Parks, Inc.,
    9.75%, 2007                               3,500          3,517
SFX Entertainment, Inc.,
    9.125%, 2008                              3,000          2,925
    9.125%, 2008                              3,000          2,933
Station Casinos, Inc.,
    10.125%, 2006                             1,000          1,030
    8.875%, 2008                              2,000          1,950
Trump Atlantic City Funding, Inc.,
    11.25%, 2006                              7,000          6,265
                                                      -------------
                                                            48,064
                                                      -------------

FINANCIAL - 2.4%
Dollar Financial Group, Inc.,
     10.875%, 2006                            4,150          4,109
Nationwide Credit, Inc., 10.25%, 2008         5,250          3,517
                                                      -------------
                                                             7,626
                                                      -------------

FOOD AND BEVERAGES - 7.1%
Agrilink Foods, Inc., 11.875%, 2008         $ 4,000        $ 4,130
Compania de Alimentos Fargo,
    13.25%, 2008                              2,750          2,338
Di Giorgio Corp., 10%, 2007                   3,000          2,955
Grupo Azucarero Mexico S.A.,
    11.5%, 2005                               4,690          2,017
Imperial Holly Corp., 9.75%, 2007             5,000          4,825
Mastellone Hermonos S.A.,
    11.75%, 2008                              3,250          2,291
Star Markets Co., Inc., 13%, 2004             4,000          4,340
                                                      -------------
                                                            22,896
                                                      -------------

HEALTH CARE - 3.3%
Express Scripts, Inc., 9.625%, 2009
     (144A security acquired June 1999
     for $3,009,128)**                        3,000          3,030
King Pharmaceutical, Inc.,
     10.75%, 2009 (144A security acquired
     March 1999 for $2,806,563)**             2,800          2,884
Mediq, Inc., 11%, 2008                        6,000          4,680
                                                      -------------
                                                            10,594
                                                      -------------

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
INDUSTRIAL - 13.5%
Bucyrus International, Inc.,
     9.75%, 2007                              5,000          4,550
CEX Holdings, Inc.,
     9.625%, 2008                             5,000          4,700
Foamex Capital Corp., 13.5%, 2005             5,500          4,950
Goss Graphic Systems, Inc.,
    12%, 2006                                 4,625          1,573
Grove Worldwide L.L.C.,
     9.25%, 2008                              4,400          3,960
Hexcel Corp., 9.75%, 2009 (144A
     security acquired Jan 1999 for
     $3,500,000)**                            4,000          3,920
High Voltage Energy Corp.,
    10.5%, 2004                               3,500          3,255
ICF International Inc., 13%, 2003***+       $ 5,000        $ 3,350
Morris Material Handling, Inc.,
     9.5%, 2008                               2,350            940
Neenah Corp.,
     11.125%, 2007, Series B                  2,000          1,970
     11.125%, 2007, Series E (144A
       security acquired Nov 1998 for
       $1,552,500)**                          1,500          1,478
Outsourcing Services Group,
     10.875%, 2006                            3,500          3,325
Vicap, S.A.,
     11.375%, 2007                            5,750          5,233
                                                      -------------
                                                            43,204
                                                      -------------

METALS - 4.5%
Doe Run Resource Corp.,
    11.25%, 2005                              4,000          3,600
Euramax International PLC,
    11.25%, 2006                              6,000          6,015
Gulf States Steel, Inc., 13.5%, 2003+         5,000            900
Renco Steel Holdings, Inc.,
    10.875%, 2005                             4,500          3,892
                                                      -------------
                                                            14,407
                                                      -------------

MISCELLANEOUS - 4.4%
AES Corp.,
    8.5%, 2007                                2,000          1,885
    9.5%, 2009                                1,900          1,952
Sullivan Graphics, Inc., 12.75%, 2005         5,500          5,665
United Rentals, Inc., 9%, 2009 (144A
    security acquired March 1999
    for $4,750,000)**                         4,750          4,655
                                                      -------------
                                                            14,157
                                                      -------------

RETAIL - 1.7%
Jo Ann Stores, Inc., 10.375%, 2007
    (144A security acquired April
    1999 for $1,970,000)**                    2,000          1,970
Pantry, Inc., 10.25%, 2007                    3,500          3,570
                                                      -------------
                                                             5,540
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1999 (Unaudited)
(Continued)                                                                    4

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
TECHNOLOGY - 2.2%
Exodus Communications, Inc.,
     11.25%, 2008                           $ 3,000        $ 3,157
Orbital Imaging Corp., 11.625%, 2005          4,250          3,910
                                                      -------------
                                                             7,067
                                                      -------------

TELECOMMUNICATIONS - 25.5%
Alestra S DE., 12.125%, 2006 (144A
     security acquired May 1999 for
     $6,000,000)**                            6,000          5,790
AMSC Acquisition, Inc.,
     12.25%, 2008                             4,325          3,309
Centennial Cellular, Inc., 10.75%, 2008
     (144A security acquired Dec. 1998
     for $3,523,750)**                        4,000          4,140
Dobson Communications Corp.,
     11.75%, 2007                             4,400          4,620
Energis PLC., 9.75%, 2009 (144A
     security acquired June 1999 for
     $2,498,079)**                            2,500          2,531
Facilicom International, Inc.,
     10.5%, 2008                              5,200          4,056
Grupo Iusacell S.A., 10%, 2004                2,000          1,830
Impsat Corp., 12.125%, 2003                   3,500          3,255
Metrocall, Inc., 9.75%, 2007                  5,000          3,700
Nextel Communications, Inc.,
     9.75%, 2004                              5,000          5,075
Poland Telecom Finance B.V.,
     14%, 2007                                3,000          2,730
Price Communications Wireless, Inc.,
     11.75%, 2007                             8,000          8,780
Primus Telecommunications, Inc.,
     11.75%, 2004                             5,250          5,329
RSL Communications PLC.,
     12.25%, 2006                             1,000          1,045
     10.5%, 2008                              4,500          4,421
Talton Holdings, Inc., 11%, 2007              3,500          3,307
Transtel Pass-Thru Trust, 12.5%,
     2007 (144A security acquired Oct
     and Nov 1997 for $4,170,000)**           4,250          2,252
Versatel Telecom B.V.,
     13.25%, 2008                             6,550          6,844
Winstar Communications, Inc.,
    10%, 2008                                 5,000          4,450
Winstar Equipment Corp.,
    12.5%, 2004                               4,000          4,200
                                                      -------------
                                                            81,664
                                                      -------------

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
TEXTILES - 4.0%
Anvil Knitwear, Inc., 10.875%, 2007          $ 4,400       $ 2,860
Cluett American Corp.,
     10.125%, 2008                            5,000          3,750
Delta Mills, Inc., 9.625%, 2007               1,000            950
Fruit of the Loom, Inc., 8.875%, 2006
     (144A security acquired March 1999
     for $2,821,256)**                        2,825          2,585
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,700
                                                      -------------
                                                            12,845
                                                      -------------

TRANSPORTATION - 5.7%
American Commercial Lines L.L.C.,
    10.25%, 2008                              4,300          4,321
Atlas Air, Inc., 10.75%, 2005                 5,385          5,668
Avis Rent A Car, Inc., 11%, 2009
     (144A security acquired June 1999
     for $4,461,000)**                        4,450          4,511
Kitty Hawk, Inc., 9.95%, 2004                 4,000          3,940
                                                      -------------
                                                            18,440
                                                      -------------

TOTAL BONDS AND NOTES (Cost - $479,504,826)                426,979
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1999 (Unaudited)
(Continued)                                                                    5

                                                         MARKET
                                          NUMBER         VALUE
                                         OF SHARES       (000)
-------------------------------------------------------------------
SHARE APPRECIATION RIGHTS - 0.2%
     (Cost - $763,374)
Primestar, Inc.                              58,592         $  703
                                                      -------------
WARRANTS - 0.3%
American Mobile Satellite Corp.,
     Exp. 2008*                               3,325            133
Convergent Communications, Inc.,
     Exp. 2008*                              30,000              -
IHF Capital, Inc., Class A & L,
     Exp. 1999*                               5,000              2
NS Group, Inc.,  Exp. 2003*                   4,080             37
Orbital Imaging Corp., Exp. 2005*             4,250            128
Poland Telecom Finance B.V.,
     Exp. 2007*                               2,500            150
Primus Telecommunications, Inc.,
     Exp. 2004*                               4,250             85
Versatel Telecom B.V., Exp 2008*              6,550            327
Wireless One, Inc., Exp. 2000*               15,000              -
                                                      -------------
TOTAL WARRANTS (Cost - $453,249)                               862
                                                      -------------
TOTAL INVESTMENTS IN SECURITIES - 133.6%
    (Total Cost - $480,721,449)                            428,544
Liabilities, Less Cash and Other Assets - (33.6%)         (107,771)
                                                      -------------
NET ASSETS - 100% (equivalent to $6.26 per
    share based on 51,226,447 shares outstanding)        $ 320,773
                                                      =============


  -----------------------------------------------------------------
     PORTFOLIO COMPOSITION (UNAUDITED)
     June 30, 1999

                                           MARKET         % OF
     QUALITY RATINGS* OF                    VALUE        MARKET
     LONG-TERM BONDS                        (000)         VALUE
     --------------------------------------------------------------
     Ba/BB                                   $37,739          8.8%
     B/B                                     314,902         73.8%
     Below B                                  74,338         17.4%
                                         ------------  ------------
                                            $426,979        100.0%
                                         ============  ============


     *The higher of Moody's or Standard & Poor Ratings.

  -----------------------------------------------------------------

*    Non-income producing securities.
**   Indicates restricted security; the aggregate fair value of restricted securities is $70,884,062 (aggregate cost
     $77,210,565) which is approximately 22% of net assets.
***  Variable rate security.  Rate disclosed is as of June  30, 1999.
+    Defaulted securities.



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                          (IN THOUSANDS)
                                          --------------
ASSETS:
Investments at market value
    (Cost - $480,721,449)                     $ 428,544
Cash on deposit with custodian                       13
Receivable for investments sold                     464
Interest receivable                              13,992
Investment for Trustees' deferred
    compensation plan                               261
                                            ------------
      TOTAL ASSETS                              443,274
                                            ------------
LIABILITIES:
Loan payable                                    118,000
Dividend payable July 9, 1999 at
    $.0675 per share                              3,458
Accrued interest payable                            412
Accrued advisory fees payable                       214
Deferred Trustees' fees payable                     261
Other accrued expenses (including $53,948
    due to affiliate)                               156
                                            ------------
      TOTAL LIABILITIES                         122,501
                                            ------------

NET ASSETS (Equivalent to $6.26 per share
    based on 51,226,447 shares of
    beneficial interest outstanding;
    unlimited number of shares authorized)
                                              $ 320,773
                                            ============
COMPONENTS OF NET ASSETS:
Paid in capital                               $ 429,517
Undistributed net investment income               1,903
Unrealized depreciation of investments          (52,178)

Accumulated net realized loss                   (58,469)
                                            ------------
NET ASSETS                                    $ 320,773
                                            ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                             (IN THOUSANDS)
                                             --------------
INVESTMENT INCOME
INCOME:
    Interest                                           $27,360
EXPENSES:
    Interest expense                       $3,701
    Investment advisory fees                1,356
    Administrative services                    72
    Custodian fees and expenses                64
    Transfer agent fees and expenses           33
    Auditing and legal fees                    24
    Trustees' fees                             17
    Shareholder reports                        17
    Other                                      28        5,312
                                          --------  -----------
NET INVESTMENT INCOME                                   22,048
                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS  ON
     INVESTMENTS
    Net realized loss from
      investments                                      (22,697)
    Unrealized appreciation of investments              12,665
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                        (10,032)
                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                    $12,016
                                                    ===========



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       7



STATEMENT OF CHANGES IN NET ASSETS

                                           (UNAUDITED)
                                            SIX MONTHS       YEAR ENDED
                                              ENDED         DECEMBER, 31
                                          JUNE 30, 1999         1998
                                         ---------------------------------
                                                  (IN THOUSANDS)
                                         ---------------------------------
OPERATIONS:
Net investment income                         $    22,048      $   43,808
Net realized gain (loss) from
   investments                                    (22,697)          6,022
Unrealized appreciation
   (depreciation) on investments                   12,665         (81,422)
                                         -----------------  --------------
Net increase (decrease) in net assets
   from operations                                 12,016         (31,592)
                                         -----------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.405
   per share and $0.8825 per share,
   respectively)                                  (20,676)        (43,630)
                                         -----------------  --------------
Total distributions to shareholders               (20,676)        (43,630)
                                         -----------------  --------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from 0 and 12,452,266 capital
   shares issued pursuant to rights
   offering (net of related expenses
   of $237,401), respectively                           -          98,260
Capital contribution by Adviser                     1,615               -
Net increase from 495,184 and
   792,574 capital shares issued to
   shareholders in reinvestment of

   distributions, respectively                      3,529           5,995
                                         -----------------  --------------
Net increase from capital share
   transactions                                     5,144         104,255
                                         -----------------  --------------
NET INCREASE (DECREASE) IN
   NET ASSETS                                      (3,516)         29,033
NET ASSETS:
Beginning of period                               324,289         295,256
                                         -----------------  --------------
End of period (including undistributed
   net investment income of $1,903,654
   and $531,609, respectively)                $   320,773      $  324,289
                                         =================  ==============


STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                               (IN THOUSANDS)
                                               --------------
CASH PROVIDED BY FINANCING ACTIVITIES:
   Cash provided by borrowing                $          2,000
   Capital contribution by Adviser                      1,615
   Dividends paid in cash                             (20,791)
                                               ---------------
                                                      (17,176)
CASH USED BY OPERATIONS:
   Purchases of portfolio securities                 (123,973)
   Proceeds from sales of portfolio securities        118,795
                                               ---------------
                                                       (5,178)
                                               ---------------
Net Investment Income                                  22,048
Net change in receivables/payables
   related to operations                                  304
                                               ---------------
                                                       22,352
                                               ---------------
                                                       17,174
                                               ---------------
NET DECREASE IN CASH                                       (2)
CASH, BEGINNING OF PERIOD                                  15
                                               ---------------
CASH, END OF PERIOD                           $            13
                                               ===============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)             8



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)
                                                                               9


2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 2000. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the six months ended June 30, 1999 were $121,547,100 at an average interest rate of approximately 6.14%. As of June 30, 1999, the Fund was paying interest at an average annual rate of 6.14% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 1999, the Fund paid or accrued $71,580. On February 24, 1999, the Fund received a capital contribution of $1,615,306 from CII as reimbursement for inaccurate execution of a corporate action.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the six months ended June 30, 1999 were $123,973,142 and $118,794,872, respectively.

As of June 30, 1999, the cost of securities for Federal income tax purposes was $480,721,449. At June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $52,177,918 of which $5,191,056 related to appreciated securities and $57,368,974 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1998, the Fund had a capital loss carryover for Federal income tax purposes of $35,528,808 of which $30,071,289, $3,704,377 and $1,753,142 expire in 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. RIGHTS OFFERING. During the fourth quarter of 1997, the Fund announced a rights offering, whereby each shareholder on the record date received one non-transferable right per common share. The terms of the rights offering allowed shareholders to acquire one common share for each three rights held and over-subscribe for additional shares (subject to availability and allotment). The subscription price per share was the net asset value per share at the close of business on January 23, 1998. The Fund received primary and over-subscription requests totaling 12,452,266 shares from shareholders during the subscription period from December 26, 1997 (the record date) to January 23, 1998 (the expiration date). On the expiration date, the Fund's net asset value per share was $7.91. Net proceeds to the Fund, received in January 1998, were approximately $98 million.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)
                                                                              10


8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


------------------------------------------------------------------------------------------------------------------------------
                                               (UNAUDITED)
                                                6 MOS.
                                                 ENDED
                                                JUNE 30                          YEAR ENDED DECEMBER 31,
                                                 1999          1998          1997         1996         1995          1994
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD              $  6.39       $  7.88       $  7.43      $  7.19      $  6.59       $  7.54
                                                  --------      --------      --------     --------     --------      ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                            0.43          0.88          0.87         0.85         0.84          0.86
Net realized and unrealized gains (losses)          (0.15)        (1.49)         0.44         0.29         0.60         (0.91)
                                                  --------      --------      --------     --------     --------     ---------
TOTAL FROM INVESTMENT OPERATIONS                     0.28         (0.61)         1.31         1.14         1.44         (0.05)
                                                  --------      --------      --------     --------     --------     ---------
LESS DISTRIBUTIONS:
Distributions from net investment income            (0.41)        (0.88)        (0.86)       (0.90)       (0.84)        (0.88)
Distributions in excess of net investment
income                                                -             -             -            -            -           (0.02)
                                                  --------      --------      --------     --------     --------     ---------
TOTAL DISTRIBUTIONS                                 (0.41)        (0.88)        (0.86)       (0.90)       (0.84)        (0.90)
                                                  --------      --------      --------     --------     --------     ---------
NET ASSET VALUE, END OF PERIOD                   $   6.26       $  6.39       $  7.88      $  7.43      $  7.19       $  6.59
                                                  ========      ========      ========     ========     ========     =========
MARKET VALUE, END OF PERIOD                      $   7.38       $  7.25       $  8.44      $  8.38      $  7.88       $  7.00
                                                  ========      ========      ========     ========     ========     =========
TOTAL INVESTMENT RETURN:
Per share market value                               7.70%        (3.35)%       11.65%       19.25%       26.24%        (5.43)%
Per share net asset value (2)                        4.39%        (8.31)%       18.58%       16.70%       22.93%        (0.76)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $ 320,773     $ 324,289     $ 295,256    $ 273,500    $ 259,773     $ 233,454
Ratio of expenses to average net assets
  (includes interest expense)                        3.29%*        3.40%         3.28%        3.35%        3.80%         3.27%
Ratio of net expenses to average net assets
  (excludes interest expense)                        0.99%*        0.97%         1.06%        1.07%        1.12%         1.17%
Ratio of net investment income to average
  net assets                                        13.65%*       12.05%        11.28%       11.60%       12.03%        12.33%
Portfolio turnover                                     27%           56%           74%          78%          60%           72%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.
*   Annualized.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)
                                                                              11


9. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


----------------------------------------------------------------------------------------------------------------------------
                                                                        NET REALIZED AND
                                                                      UNREALIZED GAIN (LOSS)
                         INVESTMENT INCOME      NET INVESTMENT INCOME    ON INVESTMENTS       INCR.(DECR.) IN NET ASSETS
PERIOD ENDED            TOTAL     PER SHARE      TOTAL    PER SHARE     TOTAL      PER SHARE      TOTAL        PER SHARE
----------------------------------------------------------------------------------------------------------------------------
March 31, 1997        $ 10,260    $ 0.28       $ 7,970    $ 0.21        $ (3,094)   $ (0.08)        $ (830)    $ (0.07)
June 30, 1997           10,294      0.28         8,000      0.22          11,995       0.32         13,707        0.34
September 30, 1997      10,467      0.28         8,082      0.22           8,588       0.23         10,349        0.25
December 31, 1997       10,704      0.29         8,295      0.22          (1,397)     (0.03)        (1,470)      (0.07)

March 31, 1998          13,024      0.28         10,126     0.22           8,199       0.16        108,909        0.18
June 30, 1998           14,459      0.29         11,110     0.22         (12,703)     (0.25)       (10,327)      (0.23)
September 30, 1998      14,432      0.29         11,120     0.22         (78,316)     (1.55)       (75,967)      (1.54)
December 31, 1998       14,244      0.28         11,452     0.23           7,420       0.15          6,418        0.10

March 31, 1999          13,768      0.27         11,120     0.22          (6,608)     (0.10)        (2,150)      (0.08)
June 30, 1999           13,592      0.27         10,928     0.21          (3,424)     (0.05)        (1,366)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

The Annual Meeting of the Shareholders of CIGNA High Income Shares (the "Trust") was held on Tuesday, April 27, 1999 at 1:00 p.m., Eastern Time.

Five Trustees were elected by a vote of shareholders to serve as members of the Board of the Trust until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Trust voted to elect the following Trustees:
                                         FOR                   VOTE WITHHELD
                                         ---                   -------------
Hugh R. Beath                       47,622,432.640              642,901.095
Richard H. Forde                    47,623,139.121              642,194.614
Russell H. Jones                    47,619,643.640              645,690.095
Thomas C. Jones                     47,617,570.132              647,763.603
Paul J. McDonald                    47,622,820.142              642,513.593

The appointment of PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 1999 was ratified by a vote of shareholders of the Trust as follows:

      FOR                     AGAINST                       ABSTAIN
      ---                     -------                       -------
 47,753,570.802             239,310.827                    272,450.106

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Trust.

No other business was transacted at the meeting.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

CIGNA High Income Shares
100 Front Street                         [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Suite 300
Worcester, MA 01601



                                                     CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                      SEMIANNUAL REPORT
    PERMIT 750
--------------------

                                                           JUNE 30, 1999


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]